BLACKROCK FUNDSSM

BlackRock International Opportunities Fund

(the “Fund” or “International Opportunities”)

Supplement dated March 28, 2017 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated January 27, 2017

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock International Opportunities Portfolio — Investment Manager” or “Fund Overview — Key Facts About International Opportunities Portfolio — Investment Manager,” as applicable, is deleted in its entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The section of the Prospectuses entitled “Management of the Funds — BlackRock” is revised as follows:

The second paragraph is amended to add the following:

BlackRock International Limited (“BIL”), a registered investment adviser organized in 1995 and an affiliate of BlackRock, is the sub-adviser for International Opportunities.

The section is amended to add the following:

BlackRock has entered into a sub-advisory agreement with BIL with respect to International Opportunities, under which BlackRock pays BIL for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to International Opportunities. BIL is responsible for the day-to-day management of International Opportunities’ portfolio.

The third paragraph from last is amended to add the following:

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BIL will be included in International Opportunities’ semi-annual shareholder report for the period ending July 31, 2017.

The section of the Prospectus entitled “For More Information — Fund and Service Providers” is amended to add the following:

Sub-Adviser

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8JB

United Kingdom

The section of the SAI entitled “Management, Advisory and Other Service Arrangements — Management Agreement” is hereby amended to add the following:

BlackRock entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), pursuant to which BlackRock pays BIL for providing services to BlackRock with respect to International Opportunities a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to International Opportunities.

As of the date of this SAI, BlackRock has not made any payments to BIL for sub-advisory services with respect to International Opportunities.

* * *

Shareholders should retain this Supplement for future reference.

PR2SAI-IO-0317SUP

2